UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-13337

Date of Report: August 15, 2008

ADVANCED BATTERY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware	22-2497491
(State or Other Jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

21 West 39th Street, Suite 2A New York, NY 10018
(Address of Principal Executive Offices)

212-391-2752

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sale of Equity Securities

On August 15, 2008 six accredited institutional funds exercised Series B Warrants to purchase 2,235,302 shares of Advanced Battery Technologies common stock (the “Shares”) and warrants to purchase 1,005,884 shares of common stock (the “Warrants”).  The Series B Warrants had been issued on August 11, 2008.

The aggregate purchase price for the securities was $9,500,033.50.  From the proceeds of the offering, Advanced Battery Technologies will pay a fee of $475,001.68 to Rodman & Renshaw, LLC, which acted as the placement agent for the offering.  Advanced Battery Technologies will also reimburse Rodman & Renshaw, LLC for its out-of-pocket expenses, and will issue to Rodman & Renshaw, LLC warrants to purchase 111,765 shares of common stock.

The Warrants sold in the offering, as well as the warrants issued to Rodman & Renshaw, LLC, permit the holders to purchase common stock from Advanced Battery Technologies for a price of $5.51 per share.  The Warrants expire in five years.  Cashless exercise is permitted only if there is no effective registration statement permitting resale of the common shares underlying the Warrants.  No warrant-holder may exercise a Warrant to purchase shares that would cause the holder to own more than 4.99% of the outstanding common stock of Advanced Battery Technologies.

Advanced Battery Technologies entered into a Registration Rights Agreement with the purchasers, pursuant to which Advanced Battery Technologies is required to file with the Securities and Exchange Commission a registration statement that will, when declared effective, permit the purchasers to offer to the public the Shares and the shares issuable upon exercise of the Warrants.

The sale of the securities was exempt from registration with the Securities and Exchange Commission pursuant to Rule 506, by reason of the fact that there was no general solicitation in connection with the offering, and the fact that the purchasers were accredited investors with sufficient knowledge and experience to be capable of evaluating the merits and risks of the investment, who were purchasing for investment for their own accounts.

Item 9.01

Financial Statements and Exhibits

Exhibits

10-a

Securities Purchase Agreement dated August 11, 2008 among Advanced Battery Technologies, Inc. and certain named Purchasers - filed as an Exhibit to the Current Report on Form 8-K dated August 11, 2008 and filed on August 12, 2008, and incorporated herein by reference.

10-b

Registration Rights Agreement dated August 7, 2008 among Advanced Battery Technologies, Inc. and certain named Purchasers filed as an Exhibit to the Current Report on Form 8-K dated August 7, 2008 and filed on August 11, 2008, and incorporated herein by reference.

10-c

Form of Common Stock Purchase Warrant issued on August 8, 2008 - filed as an Exhibit to the Current Report on Form 8-K dated August 7, 2008 and filed on August 11, 2008, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.

Dated: August 18, 2008

By: /s/ Fu Zhiguo

      Fu Zhiguo, Chief Executive Officer